UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

MARTIN MARIETTA MATERIALS INC

(Exact name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue
Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 781-4550

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 30, 2025, the Company announced financial results for the first quarter ended March 31, 2025. The press release, dated April 30, 2025, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On April 30, 2025, the Company announced financial results for the first quarter ended March 31, 2025. The press release, dated April 30, 2025, is furnished as Exhibit 99.1 to this report and is incorporated by reference herein. Additional information about the quarter, and the Company’s use of non-GAAP financial measures, is available on the Company’s website at www.martinmarietta.com by clicking the heading “Reports & Filings”, in the “Investors” section and then clicking the quick link “Non-GAAP Measures”.

The Company will host an online web simulcast of its first quarter 2025 earnings conference call on Wednesday, April 30, 2025. The live broadcast of the Company’s conference call will begin at 11:00 a.m., Eastern Time, on April 30, 2025 and can be accessed by dialing +1 (646) 307-1963 and using conference ID 7889725. An online replay will be available approximately two hours following the conclusion of the live broadcast and will continue for one year. A link to these events will be available at the Company’s website at www.martinmarietta.com. Additional information about the Company’s use of non-GAAP financial measures, as well as certain other financial or statistical information the Company may present at the conference call, will be provided on the Company’s website.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated April 30, 2025, announcing financial results for the first quarter ended March 31, 2025.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.
(Registrant)

Date: April 30, 2025	By:	/s/ Robert J. Cardin
Robert J. Cardin,
Senior Vice President, Interim Chief Financial Officer, Controller and Chief Accounting Officer (Authorized Officer and Principal Financial Officer)